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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 16, 2001




                         BOLDER TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



      0-28060                                             84-1166231
(Commission File No.)                          (IRS Employer Identification No.)

                            4403 TABLE MOUNTAIN DRIVE
                             GOLDEN, COLORADO 80403
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (303) 215-7200



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ITEM 5.  OTHER EVENTS.

BOLDER Technologies Corporation ("BOLDER" or the "Company") is filing this Report on Form 8-K to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

On April 16, 2001, Bolder issued a press release announcing that it has filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The press release also announced that the Company will continue to work with its outside advisors to effect a sale of the Company to a strategic buyer, but there are no assurances that the Company will be able to conclude such a sale and, even if it is able to conclude such a transaction, the Company believes it is unlikely that the terms of any such transaction would return any value to the Company's stockholders. The foregoing summary of the press release is qualified by a copy of the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 7.  EXHIBITS.

EXHIBIT NUMBER             DESCRIPTION

99.1                       Press release dated April 16, 2001





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 16, 2001              BOLDER TECHNOLOGIES CORPORATION



                                    By: /s/ Roger Warren
                                       -----------------------------------------
                                        Roger Warren
                                        President and Chief Executive Officer


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                                 EXHIBIT INDEX


EXHIBIT NUMBER                    DESCRIPTION
--------------                    -----------

    99.1               Press release dated April 16, 2001